UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(a) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 3, 2015, Dover Corporation (the “Company”) expects to issue $400,000,000 aggregate principal amount of 3.150% notes due 2025 (the “Notes”). The Notes will be issued under an indenture, dated as of February 8, 2001, entered into between the Company and The Bank of New York Mellon, as Trustee (as successor to Bank One Trust Company, N.A. and J.P. Morgan Trust Company National Association) (the “Trustee”), as amended and supplemented by a first supplemental indenture, dated as of October 13, 2005, between the Company and the Trustee, a second supplemental indenture, dated as of March 14, 2008, between the Company and the Trustee, a third supplemental indenture, dated as of February 22, 2011, between the Company and the Trustee, a fourth supplemental indenture, dated as of December 2, 2013, among the Company, the Trustee and the Bank of New York Mellon, London Branch, as Paying Agent, and a fifth supplemental indenture, dated as of November 3, 2015 (the “Fifth Supplemental Indenture”), between the Company and the Trustee.

In connection with the issuance of the Notes, on October 29, 2015, the Company entered into a pricing agreement (the “Pricing Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other several underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Company also entered into an underwriting agreement, dated October 29, 2015, with the Underwriters (the “Underwriting Agreement”), the provisions of which are incorporated by reference into the Pricing Agreement.

The Notes are being offered pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-194385) and a related preliminary prospectus supplement, dated October 29, 2015, prospectus supplement, dated October 29, 2015 (the “Prospectus Supplement”), and the Company’s prospectus, dated March 6, 2014 (together with the Prospectus Supplement, the “Prospectus”). The material terms of the Notes are described in the Prospectus.

Interest on the Notes is payable semi-annually in arrears on May 15 and November 15 of each year, commencing May 15, 2016, to holders of record on the preceding May 1 of November 1. Interest on the Notes will accrue from November 3, 2015. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Notes will mature on November 15, 2025.

The Notes will be the Company’s senior unsecured debt obligations and will rank on parity with all of its other senior unsecured indebtedness. The notes will not be convertible or exchangeable for any other securities.

In connection with the offering, Ivonne M. Cabrera, Esq., the Company’s Senior Vice President, General Counsel and Secretary, has provided the Company with the opinion regarding legality of the Notes attached to this report as Exhibit 5.1.

For a complete description of the terms and conditions of the Underwriting Agreement, the Pricing Agreement and the Notes, please refer to such agreements, the Fifth Supplemental Indenture and the form of Note included in the Fifth Supplemental Indenture, which are incorporated herein by reference and attached to this report as Exhibits 99.1, 99.2, 4.1 and 4.2.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

Exhibit 4.1	Fifth Supplemental Indenture, dated as of November 3, 2015, between Dover Corporation and the Trustee.

Exhibit 4.2	Form of Global Note representing the 3.150% Notes due 2025 ($400,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes.

Exhibit 23.1	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated October 29, 2015, among Dover Corporation and, as to the issuance and sale of the Notes, the Underwriters.

Exhibit 99.2	Pricing Agreement, dated October 29, 2015, among Dover Corporation and the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2015	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera, Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Fifth Supplemental Indenture, dated as of November 3, 2015, between Dover Corporation and the Trustee.

Exhibit 4.2	Form of Global Note representing the 3.150% Notes due 2025 ($400,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.1).

Exhibit 5.1	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes.

Exhibit 23.1	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated October 29, 2015, among Dover Corporation and, as to the issuance and sale of the Notes, the Underwriters.

Exhibit 99.2	Pricing Agreement, dated October 29, 2015, among Dover Corporation and the Underwriters.